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                       SECURITIES AND EXCHANGE COMMISSION

                 -----------------------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                January 31, 2002



                             NORTEL NETWORKS LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          CANADA                     000-30758               62-12-62580
----------------------------        -----------           -------------------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada             L6T 5P6
-----------------------------------------------------            ----------
   (address of principal executive offices)                      (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.  OTHER EVENTS

         Filed herewith as Exhibit 99.1 is a certain security agreement related to the amended and restated credit agreements filed by the Registrant on a Current Report on Form 8-K dated December 26, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.


99.1 Canadian Guarantee and Security Agreement among Nortel Networks Limited, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTEL NETWORKS LIMITED


                                       By:   /s/ Deborah J. Noble
                                             -----------------------------------
                                             Deborah J. Noble
                                             Corporate Secretary


                                       By:   /s/ Blair F. Morrison
                                             -----------------------------------
                                             Blair F. Morrison
                                             Assistant Secretary



Dated: February 8, 2002



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                                  EXHIBIT INDEX

99.1 Canadian Guarantee and Security Agreement among Nortel Networks Limited, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent.